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                                                                    EXHIBIT 99.1

                           ARV ASSISTED LIVING, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 28, 1998
                    FINAL REPORT OF INSPECTORS OF ELECTION

WE, THE SUBSCRIBERS, INSPECTORS OF ELECTION, DO HEREBY CERTIFY:

1. We were duly appointed to act as Inspectors of Election at the Annual Meeting of Shareholders of ARV Assisted Living, Inc. (the "Company"), held at the Airport Hilton, 18800 MacArthur Blvd., Irvine, California on Wednesday, January 28, 1998, at 9:00 a.m.

2. At the close of business on December 18, 1997, the record date for the determination of shareholders entitled to vote at the Meeting, there were outstanding and entitled to vote 15,848,498 shares of Common Stock, each such share being entitled to one vote.

3. The holders of a total of 12,792,787 shares of the Company's Common Stock entitled to vote were present in person or represented by proxy at the Meeting or 80.71 percent of the total shares issued and outstanding and entitled to vote at the Meeting, constituting a quorum.

4. At the Meeting, the votes cast for, against and abstaining from voting with respect to the reincorporation of the Company as a Delaware corporation were as follows:

       FOR                               AGAINST                      ABSTAIN
       ---                               -------                      -------
    12,099,703                           600,774                      92,260

5. At the Meeting, the votes cast for, against and abstaining from voting with respect to the Restated Articles of Incorporation of the Company to, among other things, increase the maximum number of authorized directors from nine to ten were as follows:

       FOR                               AGAINST                      ABSTAIN
       ---                               -------                     ---------
    10,676,668                           541,881                     1,574,238

6. The following named persons received the following votes cast for and withheld with respect to the Election of Directors:

                                     FOR                    WITHHELD
                                  ----------                --------
    John A. Booty                 10,508,592                351,448
    Robert P. Freeman             10,507,782                352,258
    Howard G. Phanstiel           10,508,307                351,733
    R. Bruce Andrews              10,507,960                352,080
    David P. Collins              10,507,919                352,121
    Kenneth M. Jacobs             10,507,782                352,258
    Maurice J. Dewald             10,507,960                352,080
    Murry N. Gunty                10,507,058                352,982
    John J. Rydzewski             10,507,058                352,982

    Martin Roffe                   1,920,045                 18,535
    Jason Geisenger                1,920,545                 18,035
    Richard Sontgerath             1,920,045                 18,535
    Stanley Baty                   1,920,545                 18,035
    Charles Uhlman                 1,920,045                 18,535
    Thilo Best                     1,920,545                 18,035
    Patrick Duff                   1,920,045                 18,535
    Al Edmiston                    1,920,545                 18,035
    Frank Ruffo                    1,920,545                 18,035
    Jonathan Teague                1,920,545                 18,035
    Jim Keller                     1,920,545                 18,035
    Bill Shorten                   1,920,545                 18,035
    Suzette McCanless              1,920,545                 18,035
    Gary Becker                    1,920,545                 18,035
    Russ Kubik                     1,920,045                 18,535

    We have made this Final Report and have hereunto set out hands this 4th day of February, 1998.

                                                  CT CORPORATION SYSTEM

                                                  /s/ LAWRENCE H. BLOOM
                                                  -----------------------------
                                                      Lawrence H. Bloom

                                                  /s/ CREIGHTON D. DUNLOP
                                                  -----------------------------
                                                      Creighton D. Dunlop